Quarterly Performance Summary
BB&T Corporation
Fourth Quarter 2017

i

ii

Financial Highlights
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended			Year-to-Date
	December 31%			December 31%
	2017	2016	Change	2017	2016	Change
Summary Income Statement
Interest income	$1,936	$1,786	8.4%	$7,533	$7,226	4.2%
Interest expense	254	180	41.1	839	745	12.6
Net interest income - taxable equivalent	1,682	1,606	4.7	6,694	6,481	3.3
Less: Taxable-equivalent adjustment	38	41	(7.3)	159	160	(0.6)
Net interest income	1,644	1,565	5.0	6,535	6,321	3.4
Provision for credit losses	138	129	7.0	547	572	(4.4)
Net interest income after provision for credit losses	1,506	1,436	4.9	5,988	5,749	4.2
Noninterest income	1,225	1,162	5.4	4,782	4,472	6.9
Noninterest expense	1,855	1,668	11.2	7,444	6,721	10.8
Income before income taxes	876	930	(5.8)	3,326	3,500	(5.0)
Provision for income taxes	209	287	(27.2)	911	1,058	(13.9)
Net income	667	643	3.7	2,415	2,442	(1.1)
Noncontrolling interests	9	7	28.6	21	16	31.3
Preferred stock dividends	44	44	—	174	167	4.2
Net income available to common shareholders	614	592	3.7	2,220	2,259	(1.7)
Per Common Share Data
Earnings per share-basic	$0.78	$0.73	6.8%	$2.78	$2.81	(1.1)%
Earnings per share-diluted	0.77	0.72	6.9	2.74	2.77	(1.1)
Cash dividends declared	0.33	0.30	10.0	1.26	1.15	9.6
Common equity	34.01	33.14	2.6	34.01	33.14	2.6
Tangible common equity (1)	20.80	20.18	3.1	20.80	20.18	3.1

End of period shares outstanding	782,006	809,475	(3.4)	782,006	809,475	(3.4)
Weighted average shares outstanding-basic	783,764	810,593	(3.3)	799,217	804,680	(0.7)
Weighted average shares outstanding-diluted	795,867	821,971	(3.2)	810,977	814,916	(0.5)
Performance Ratios
Return on average assets	1.19%	1.16%		1.09%	1.12%
Return on average risk-weighted assets	1.50	1.45		1.37	1.41
Return on average common shareholders' equity	9.10	8.75		8.25	8.57
Return on average tangible common shareholders' equity (2)	15.35	14.91		13.99	14.59
Net interest margin - taxable equivalent	3.43	3.32		3.46	3.39
Fee income ratio	42.7	42.6		42.3	41.4
Efficiency ratio-GAAP	64.7	61.1		65.8	62.3
Efficiency ratio-adjusted (3)	57.2	59.5		58.0	59.2
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.28%	0.37%		0.28%	0.37%
Loans and leases plus foreclosed property	0.44	0.57		0.44	0.57
Net charge-offs as a percentage of average loans and leases	0.36	0.42		0.38	0.38
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.04	1.04		1.04	1.04
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	2.62x	2.03x		2.62x	2.03x
Average Balances
Assets	$222,525	$220,165	1.1%	$221,065	$218,945	1.0%
Securities (4)	48,093	44,881	7.2	46,029	46,279	(0.5)
Loans and leases	144,089	144,569	(0.3)	144,075	141,759	1.6
Deposits	157,959	160,118	(1.3)	159,241	157,469	1.1
Common shareholders' equity	26,759	26,962	(0.8)	26,907	26,349	2.1
Shareholders' equity	29,853	30,054	(0.7)	30,001	29,355	2.2
Period-End Balances
Assets	$221,642	$219,276	1.1%	$221,642	$219,276	1.1%
Securities (4)	47,574	43,606	9.1	47,574	43,606	9.1
Loans and leases	144,800	145,038	(0.2)	144,800	145,038	(0.2)
Deposits	157,371	160,234	(1.8)	157,371	160,234	(1.8)
Common shareholders' equity	26,595	26,828	(0.9)	26,595	26,828	(0.9)
Shareholders' equity	29,695	29,926	(0.8)	29,695	29,926	(0.8)
Capital Ratios - Preliminary
Risk-based:
Common equity Tier 1	10.0%	10.2%		10.0%	10.2%
Tier 1	11.8	12.0		11.8	12.0
Total	13.8	14.1		13.8	14.1
Leverage	9.7	10.0		9.7	10.0
Applicable ratios are annualized.
(1) Tangible common equity per share is a non-GAAP measure. See the calculations and management's reasons for using this measure in the Preliminary Capital Information - Five Quarter Trend section of this supplement.

(2) Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.

(3) The adjusted efficiency ratio is a non-GAAP measure and excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement. See the calculations and management's reasons for using this measure in the Non-GAAP reconciliations section of this supplement.

(4) Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Financial Highlights - Five Quarter Trend
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2017	2017	2017	2017	2016
Summary Income Statement
Interest income	$1,936	$1,918	$1,864	$1,815	$1,786
Interest expense	254	230	189	166	180
Net interest income - taxable equivalent	1,682	1,688	1,675	1,649	1,606
Less: Taxable-equivalent adjustment	38	41	40	40	41
Net interest income	1,644	1,647	1,635	1,609	1,565
Provision for credit losses	138	126	135	148	129
Net interest income after provision for credit losses	1,506	1,521	1,500	1,461	1,436
Noninterest income	1,225	1,166	1,220	1,171	1,162
Noninterest expense	1,855	1,745	1,742	2,102	1,668
Income before income taxes	876	942	978	530	930
Provision for income taxes	209	294	304	104	287
Net income	667	648	674	426	643
Noncontrolling interests	9	8	(1)	5	7
Preferred stock dividends	44	43	44	43	44
Net income available to common shareholders	614	597	631	378	592
Per Common Share Data
Earnings per share-basic	$0.78	$0.75	$0.78	$0.47	$0.73
Earnings per share-diluted	0.77	0.74	0.77	0.46	0.72
Cash dividends declared	0.33	0.33	0.30	0.30	0.30
Common equity	34.01	33.92	33.73	33.19	33.14
Tangible common equity (1)	20.80	20.78	20.86	20.33	20.18

End of period shares outstanding	782,006	788,921	808,093	811,370	809,475
Weighted average shares outstanding-basic	783,764	794,558	808,980	809,903	810,593
Weighted average shares outstanding-diluted	795,867	806,124	819,389	822,719	821,971
Performance Ratios
Return on average assets	1.19%	1.16%	1.22%	0.79%	1.16%
Return on average risk-weighted assets	1.50	1.45	1.53	0.98	1.45
Return on average common shareholders' equity	9.10	8.82	9.30	5.72	8.75
Return on average tangible common shareholders' equity (2)	15.35	14.89	15.60	9.98	14.91
Net interest margin - taxable equivalent	3.43	3.48	3.47	3.46	3.32
Fee income ratio	42.7	41.4	42.7	42.1	42.6
Efficiency ratio-GAAP	64.7	62.0	61.0	75.6	61.1
Efficiency ratio-adjusted (3)	57.2	58.3	58.6	58.0	59.5
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.28%	0.31%	0.31%	0.36%	0.37%
Loans and leases plus foreclosed property	0.44	0.48	0.48	0.56	0.57
Net charge-offs as a percentage of average loans and leases	0.36	0.35	0.37	0.42	0.42
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.04	1.04	1.03	1.04	1.04
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	2.62x	2.44x	2.43x	2.05x	2.03x
Average Balances
Assets	$222,525	$220,732	$221,018	$219,961	$220,165
Securities (4)	48,093	45,968	45,410	44,607	44,881
Loans and leases	144,089	144,181	144,327	143,698	144,569
Deposits	157,959	157,414	160,263	161,383	160,118
Common shareholders' equity	26,759	26,857	27,208	26,807	26,962
Shareholders' equity	29,853	29,948	30,302	29,903	30,054
Period-End Balances
Assets	$221,642	$220,340	$221,192	$220,501	$219,276
Securities (4)	47,574	46,631	45,283	44,877	43,606
Loans and leases	144,800	144,011	145,116	143,896	145,038
Deposits	157,371	156,135	156,968	161,333	160,234
Common shareholders' equity	26,595	26,757	27,254	26,928	26,828
Shareholders' equity	29,695	29,853	30,349	30,025	29,926
Capital Ratios - Preliminary
Risk-based:
Common equity Tier 1	10.0%	10.2%	10.3%	10.3%	10.2%
Tier 1	11.8	11.9	12.1	12.0	12.0
Total	13.8	14.0	14.1	14.1	14.1
Leverage	9.7	9.9	10.1	10.0	10.0
Applicable ratios are annualized.
(1) Tangible common equity per share is a non-GAAP measure. See the calculations and management's reasons for using this measure in the Preliminary Capital Information - Five Quarter Trend section of this supplement.

(2) Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.

(3) The adjusted efficiency ratio is a non-GAAP measure and excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement. See the calculations and management's reasons for using this measure in the Non-GAAP reconciliations section of this supplement.

(4) Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Consolidated Statements of Income
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended				Year-to-Date
	Dec. 31		Change		Dec. 31		Change
	2017	2016	$	%	2017	2016	$	%
Interest Income
Interest and fees on loans and leases	$1,598	$1,510	$88	5.8%	$6,230	$5,985	$245	4.1%
Interest and dividends on securities	286	226	60	26.5	1,092	1,029	63	6.1
Interest on other earning assets	14	9	5	55.6	52	52	—	—
Total interest income	1,898	1,745	153	8.8	7,374	7,066	308	4.4
Interest Expense
Interest on deposits	104	61	43	70.5	344	251	93	37.1
Interest on short-term borrowings	19	2	17	NM	41	9	32	NM
Interest on long-term debt	131	117	14	12.0	454	485	(31)	(6.4)
Total interest expense	254	180	74	41.1	839	745	94	12.6
Net Interest Income	1,644	1,565	79	5.0	6,535	6,321	214	3.4
Provision for credit losses	138	129	9	7.0	547	572	(25)	(4.4)
Net Interest Income After Provision for Credit Losses	1,506	1,436	70	4.9	5,988	5,749	239	4.2
Noninterest Income
Insurance income	418	419	(1)	(0.2)	1,754	1,713	41	2.4
Service charges on deposits	183	172	11	6.4	706	664	42	6.3
Mortgage banking income	104	107	(3)	(2.8)	415	463	(48)	(10.4)
Investment banking and brokerage fees and commissions	111	108	3	2.8	410	408	2	0.5
Trust and investment advisory revenues	72	69	3	4.3	278	266	12	4.5
Bankcard fees and merchant discounts	67	60	7	11.7	271	237	34	14.3
Checkcard fees	55	50	5	10.0	214	195	19	9.7
Operating lease income	37	34	3	8.8	146	137	9	6.6
Income from bank-owned life insurance	33	26	7	26.9	122	123	(1)	(0.8)
FDIC loss share income, net	—	—	—	—	—	(142)	142	(100.0)
Securities gains (losses), net	(1)	1	(2)	NM	(1)	46	(47)	(102.2)
Other income	146	116	30	25.9	467	362	105	29.0
Total noninterest income	1,225	1,162	63	5.4	4,782	4,472	310	6.9
Noninterest Expense
Personnel expense	1,044	1,004	40	4.0	4,121	3,964	157	4.0
Occupancy and equipment expense	195	198	(3)	(1.5)	784	786	(2)	(0.3)
Software expense	65	57	8	14.0	242	224	18	8.0
Outside IT services	38	50	(12)	(24.0)	160	186	(26)	(14.0)
Amortization of intangibles	34	38	(4)	(10.5)	142	150	(8)	(5.3)
Regulatory charges	38	42	(4)	(9.5)	153	145	8	5.5
Professional services	36	27	9	33.3	123	102	21	20.6
Loan-related expense	32	(6)	38	NM	130	95	35	36.8
Merger-related and restructuring charges, net	22	13	9	69.2	115	171	(56)	(32.7)
Loss (gain) on early extinguishment of debt	—	—	—	—	392	(1)	393	NM
Other expense	351	245	106	43.3	1,082	899	183	20.4
Total noninterest expense	1,855	1,668	187	11.2	7,444	6,721	723	10.8
Earnings
Income before income taxes	876	930	(54)	(5.8)	3,326	3,500	(174)	(5.0)
Provision for income taxes	209	287	(78)	(27.2)	911	1,058	(147)	(13.9)
Net income	667	643	24	3.7	2,415	2,442	(27)	(1.1)
Noncontrolling interests	9	7	2	28.6	21	16	5	31.3
Preferred stock dividends	44	44	—	—	174	167	7	4.2
Net income available to common shareholders	$614	$592	$22	3.7%	$2,220	$2,259	$(39)	(1.7)%
Earnings Per Common Share
Basic	$0.78	$0.73	$0.05	6.8%	$2.78	$2.81	$(0.03)	(1.1)%
Diluted	0.77	0.72	0.05	6.9	2.74	2.77	(0.03)	(1.1)
Weighted Average Shares Outstanding
Basic	783,764	810,593	(26,829)	(3.3)	799,217	804,680	(5,463)	(0.7)
Diluted	795,867	821,971	(26,104)	(3.2)	810,977	814,916	(3,939)	(0.5)
NM - not meaningful

Consolidated Statements of Income - Five Quarter Trend
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2017	2017	2017	2017	2016
Interest Income
Interest and fees on loans and leases	$1,598	$1,591	$1,540	$1,501	$1,510
Interest and dividends on securities	286	276	272	258	226
Interest on other earning assets	14	10	12	16	9
Total interest income	1,898	1,877	1,824	1,775	1,745
Interest Expense
Interest on deposits	104	91	80	69	61
Interest on short-term borrowings	19	15	5	2	2
Interest on long-term debt	131	124	104	95	117
Total interest expense	254	230	189	166	180
Net Interest Income	1,644	1,647	1,635	1,609	1,565
Provision for credit losses	138	126	135	148	129
Net Interest Income After Provision for Credit Losses	1,506	1,521	1,500	1,461	1,436
Noninterest Income
Insurance income	418	397	481	458	419
Service charges on deposits	183	179	176	168	172
Mortgage banking income	104	114	94	103	107
Investment banking and brokerage fees and commissions	111	103	105	91	108
Trust and investment advisory revenues	72	68	70	68	69
Bankcard fees and merchant discounts	67	70	75	59	60
Checkcard fees	55	54	54	51	50
Operating lease income	37	36	37	36	34
Income from bank-owned life insurance	33	28	32	29	26
Securities gains (losses), net	(1)	—	—	—	1
Other income	146	117	96	108	116
Total noninterest income	1,225	1,166	1,220	1,171	1,162
Noninterest Expense
Personnel expense	1,044	1,024	1,042	1,011	1,004
Occupancy and equipment expense	195	198	198	193	198
Software expense	65	62	57	58	57
Outside IT services	38	34	39	49	50
Amortization of intangibles	34	34	36	38	38
Regulatory charges	38	40	36	39	42
Professional services	36	27	38	22	27
Loan-related expense	32	32	36	30	(6)
Merger-related and restructuring charges, net	22	47	10	36	13
Loss (gain) on early extinguishment of debt	—	—	—	392	—
Other expense	351	247	250	234	245
Total noninterest expense	1,855	1,745	1,742	2,102	1,668
Earnings
Income before income taxes	876	942	978	530	930
Provision for income taxes	209	294	304	104	287
Net income	667	648	674	426	643
Noncontrolling interests	9	8	(1)	5	7
Preferred stock dividends	44	43	44	43	44
Net income available to common shareholders	$614	$597	$631	$378	$592
Earnings Per Common Share
Basic	$0.78	$0.75	$0.78	$0.47	$0.73
Diluted	0.77	0.74	0.77	0.46	0.72
Weighted Average Shares Outstanding
Basic	783,764	794,558	808,980	809,903	810,593
Diluted	795,867	806,124	819,389	822,719	821,971

Segment Financial Performance - Preliminary
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Community Banking Retail and Consumer Finance	2017	2017	2017	2017	2016
Net interest income (expense)	$857	$863	$853	$842	$856
Net intersegment interest income (expense)	38	38	39	34	28
Segment net interest income	895	901	892	876	884
Allocated provision for credit losses	138	116	118	129	140
Noninterest income	358	362	353	331	337
Noninterest expense	695	675	682	673	613
Income (loss) before income taxes	420	472	445	405	468
Provision (benefit) for income taxes	157	176	166	151	177
Segment net income (loss)	$263	$296	$279	$254	$291

Community Banking Commercial
Net interest income (expense)	$453	$451	$430	$406	$405
Net intersegment interest income (expense)	93	90	95	101	109
Segment net interest income	546	541	525	507	514
Allocated provision for credit losses	19	—	46	4	(3)
Noninterest income	105	107	109	102	99
Noninterest expense	275	295	321	307	333
Income (loss) before income taxes	357	353	267	298	283
Provision (benefit) for income taxes	124	123	91	103	100
Segment net income (loss)	$233	$230	$176	$195	$183

Financial Services and Commercial Finance
Net interest income (expense)	$154	$154	$145	$130	$129
Net intersegment interest income (expense)	25	24	38	40	39
Segment net interest income	179	178	183	170	168
Allocated provision for credit losses	(13)	9	(17)	6	(1)
Noninterest income	315	289	297	280	314
Noninterest expense	307	296	300	287	299
Income (loss) before income taxes	200	162	197	157	184
Provision (benefit) for income taxes	64	50	63	48	58
Segment net income (loss)	$136	$112	$134	$109	$126

Insurance Holdings and Premium Finance
Net interest income (expense)	$25	$25	$25	$23	$24
Net intersegment interest income (expense)	(6)	(6)	(5)	(4)	(5)
Segment net interest income	19	19	20	19	19
Allocated provision for credit losses	—	1	1	2	1
Noninterest income	428	401	485	463	429
Noninterest expense	393	389	408	400	385
Income (loss) before income taxes	54	30	96	80	62
Provision (benefit) for income taxes	21	12	36	30	24
Segment net income (loss)	$33	$18	$60	$50	$38

Other, Treasury & Corporate (1)
Net interest income (expense)	$155	$154	$182	$208	$151
Net intersegment interest income (expense)	(150)	(146)	(167)	(171)	(171)
Segment net interest income	5	8	15	37	(20)
Allocated provision for credit losses	(6)	—	(13)	7	(8)
Noninterest income	19	7	(24)	(5)	(17)
Noninterest expense	185	90	31	435	38
Income (loss) before income taxes	(155)	(75)	(27)	(410)	(67)
Provision (benefit) for income taxes	(157)	(67)	(52)	(228)	(72)
Segment net income (loss)	$2	$(8)	$25	$(182)	$5

Total BB&T Corporation
Net interest income (expense)	$1,644	$1,647	$1,635	$1,609	$1,565
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	1,644	1,647	1,635	1,609	1,565
Allocated provision for credit losses	138	126	135	148	129
Noninterest income	1,225	1,166	1,220	1,171	1,162
Noninterest expense	1,855	1,745	1,742	2,102	1,668
Income (loss) before income taxes	876	942	978	530	930
Provision (benefit) for income taxes	209	294	304	104	287
Segment net income (loss)	$667	$648	$674	$426	$643
Effective December 2017, several business activities were realigned within the segments. Results for prior periods have been revised to reflect the new structure.
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Consolidated Ending Balance Sheets - Five Quarter Trend
BB&T Corporation
(Dollars in millions)

	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2017	2017	2017	2017	2016
Assets
Cash and due from banks	$2,243	$2,195	$2,201	$1,739	$1,897
Interest-bearing deposits with banks	343	428	671	2,056	1,895
Federal funds sold and securities purchased under resale agreements or similar arrangements	127	75	137	238	144
Restricted cash	370	429	419	447	488
Securities available for sale at fair value	24,547	23,184	26,899	26,668	26,926
Securities held to maturity at amortized cost	23,027	23,447	18,384	18,209	16,680
Loans and leases:
Commercial:
Commercial and industrial	59,153	58,550	59,085	57,666	57,739
CRE	21,263	20,855	20,279	20,152	19,764
Lease financing	1,911	1,887	1,724	1,679	1,677
Retail:
Residential mortgage	28,725	28,657	29,217	29,651	29,921
Direct	11,891	11,941	12,001	11,977	12,092
Indirect	17,235	17,496	17,929	18,046	18,564
Revolving credit	2,872	2,697	2,630	2,574	2,655
PCI	651	711	780	860	910
Total loans and leases held for investment	143,701	142,794	143,645	142,605	143,322
Loans held for sale	1,099	1,217	1,471	1,291	1,716
Total loans and leases	144,800	144,011	145,116	143,896	145,038
Allowance for loan and lease losses	(1,490)	(1,478)	(1,485)	(1,487)	(1,489)
Premises and equipment	2,055	2,043	2,084	2,104	2,107
Goodwill	9,618	9,618	9,618	9,618	9,638
Core deposit and other intangible assets	711	745	782	818	854
Mortgage servicing rights at fair value	1,056	1,044	1,052	1,088	1,052
Other assets	14,235	14,599	15,314	15,107	14,046
Total assets	$221,642	$220,340	$221,192	$220,501	$219,276
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$53,767	$54,049	$53,343	$53,262	$50,697
Interest checking	27,677	26,575	27,966	29,472	30,263
Money market and savings	62,757	60,904	61,671	64,860	64,883
Time deposits	13,170	14,607	13,988	13,739	14,391
Total deposits	157,371	156,135	156,968	161,333	160,234
Short-term borrowings	4,938	7,916	6,142	2,019	1,406
Long-term debt	23,648	20,863	21,738	21,635	21,965
Accounts payable and other liabilities	5,990	5,573	5,995	5,489	5,745
Total liabilities	191,947	190,487	190,843	190,476	189,350
Shareholders' equity:
Preferred stock	3,053	3,053	3,053	3,053	3,053
Common stock	3,910	3,945	4,040	4,057	4,047
Additional paid-in capital	7,893	8,192	8,966	9,063	9,104
Retained earnings	16,012	15,656	15,321	14,933	14,809
Accumulated other comprehensive loss	(1,220)	(1,036)	(1,073)	(1,125)	(1,132)
Noncontrolling interests	47	43	42	44	45
Total shareholders' equity	29,695	29,853	30,349	30,025	29,926
Total liabilities and shareholders' equity	$221,642	$220,340	$221,192	$220,501	$219,276

Average Balance Sheets
BB&T Corporation
(Dollars in millions)
	Quarter Ended				Year-to-Date
	December 31		Change		December 31		Change
	2017	2016	$	%	2017	2016	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$3,447	$3,744	$(297)	(7.9)%	$4,179	$3,061	$1,118	36.5%
U.S. government-sponsored entities (GSE)	2,385	2,378	7	0.3	2,385	3,601	(1,216)	(33.8)
Mortgage-backed securities issued by GSE	40,381	35,954	4,427	12.3	37,250	36,658	592	1.6
States and political subdivisions	1,435	2,269	(834)	(36.8)	1,748	2,361	(613)	(26.0)
Non-agency mortgage-backed	391	474	(83)	(17.5)	411	534	(123)	(23.0)
Other	54	62	(8)	(12.9)	56	64	(8)	(12.5)
Total securities	48,093	44,881	3,212	7.2	46,029	46,279	(250)	(0.5)
Other earning assets	3,123	3,124	(1)	—	3,484	3,202	282	8.8
Loans and leases:
Commercial:
Commercial and industrial	58,478	57,226	1,252	2.2	57,994	56,227	1,767	3.1
CRE	20,998	19,830	1,168	5.9	20,497	19,407	1,090	5.6
Lease financing	1,851	1,570	281	17.9	1,726	1,524	202	13.3
Retail:
Residential mortgage	28,559	30,044	(1,485)	(4.9)	29,140	30,184	(1,044)	(3.5)
Direct	11,901	12,046	(145)	(1.2)	11,968	11,796	172	1.5
Indirect	17,426	18,041	(615)	(3.4)	17,840	17,072	768	4.5
Revolving credit	2,759	2,608	151	5.8	2,662	2,521	141	5.6
PCI	689	974	(285)	(29.3)	784	1,063	(279)	(26.2)
Total loans and leases held for investment	142,661	142,339	322	0.2	142,611	139,794	2,817	2.0
Loans held for sale	1,428	2,230	(802)	(36.0)	1,464	1,965	(501)	(25.5)
Total loans and leases	144,089	144,569	(480)	(0.3)	144,075	141,759	2,316	1.6
Total earning assets	195,305	192,574	2,731	1.4	193,588	191,240	2,348	1.2
Nonearning assets	27,220	27,591	(371)	(1.3)	27,477	27,705	(228)	(0.8)
Total assets	$222,525	$220,165	$2,360	1.1%	$221,065	$218,945	$2,120	1.0%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$54,288	$51,421	$2,867	5.6%	$52,872	$49,255	$3,617	7.3%
Interest checking	26,746	28,634	(1,888)	(6.6)	28,033	27,595	438	1.6
Money market and savings	61,693	63,884	(2,191)	(3.4)	63,061	62,966	95	0.2
Time deposits	13,744	15,693	(1,949)	(12.4)	14,133	16,619	(2,486)	(15.0)
Foreign office deposits - interest-bearing	1,488	486	1,002	NM	1,142	1,034	108	10.4
Total deposits	157,959	160,118	(2,159)	(1.3)	159,241	157,469	1,772	1.1
Short-term borrowings	6,342	2,373	3,969	167.3	4,311	2,554	1,757	68.8
Long-term debt	22,639	21,563	1,076	5.0	21,660	22,791	(1,131)	(5.0)
Accounts payable and other liabilities	5,732	6,057	(325)	(5.4)	5,852	6,776	(924)	(13.6)
Total liabilities	192,672	190,111	2,561	1.3	191,064	189,590	1,474	0.8
Shareholders' equity	29,853	30,054	(201)	(0.7)	30,001	29,355	646	2.2
Total liabilities and shareholders' equity	$222,525	$220,165	$2,360	1.1%	$221,065	$218,945	$2,120	1.0%
Average balances exclude basis adjustments for fair value hedges.
(1) Excludes trading securities.
NM - not meaningful

Average Balance Sheets - Five Quarter Trend
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2017	2017	2017	2017	2016
Assets
Securities at amortized cost (1):
U.S. Treasury	$3,447	$3,794	$4,761	$4,730	$3,744
U.S. government-sponsored entities (GSE)	2,385	2,385	2,386	2,386	2,378
Mortgage-backed securities issued by GSE	40,381	37,734	35,911	34,909	35,954
States and political subdivisions	1,435	1,596	1,879	2,091	2,269
Non-agency mortgage-backed	391	405	416	432	474
Other	54	54	57	59	62
Total securities	48,093	45,968	45,410	44,607	44,881
Other earning assets	3,123	2,924	3,649	4,259	3,124
Loans and leases:
Commercial:
Commercial and industrial	58,478	58,211	58,150	57,125	57,226
CRE	20,998	20,776	20,304	19,892	19,830
Lease financing	1,851	1,732	1,664	1,653	1,570
Retail:
Residential mortgage	28,559	28,924	29,392	29,701	30,044
Direct	11,901	11,960	12,000	12,014	12,046
Indirect	17,426	17,678	18,127	18,137	18,041
Revolving credit	2,759	2,668	2,612	2,607	2,608
PCI	689	742	825	883	974
Total loans and leases held for investment	142,661	142,691	143,074	142,012	142,339
Loans held for sale	1,428	1,490	1,253	1,686	2,230
Total loans and leases	144,089	144,181	144,327	143,698	144,569
Total earning assets	195,305	193,073	193,386	192,564	192,574
Nonearning assets	27,220	27,659	27,632	27,397	27,591
Total assets	$222,525	$220,732	$221,018	$219,961	$220,165
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$54,288	$53,489	$52,573	$51,095	$51,421
Interest checking	26,746	27,000	28,849	29,578	28,634
Money market and savings	61,693	61,450	64,294	64,857	63,884
Time deposits	13,744	13,794	14,088	14,924	15,693
Foreign office deposits - interest-bearing	1,488	1,681	459	929	486
Total deposits	157,959	157,414	160,263	161,383	160,118
Short-term borrowings	6,342	5,983	2,748	2,105	2,373
Long-term debt	22,639	21,459	21,767	20,757	21,563
Accounts payable and other liabilities	5,732	5,928	5,938	5,813	6,057
Total liabilities	192,672	190,784	190,716	190,058	190,111
Shareholders' equity	29,853	29,948	30,302	29,903	30,054
Total liabilities and shareholders' equity	$222,525	$220,732	$221,018	$219,961	$220,165
Average balances exclude basis adjustments for fair value hedges.
(1) Excludes trading securities.

Average Balances and Rates - Quarters
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	December 31, 2017			September 30, 2017
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$3,447	$15	1.71%	$3,794	$16	1.68%
U.S. government-sponsored entities (GSE)	2,385	13	2.22	2,385	13	2.22
Mortgage-backed securities issued by GSE	40,381	238	2.36	37,734	216	2.29
States and political subdivisions	1,435	11	3.23	1,596	20	5.07
Non-agency mortgage-backed	391	13	13.27	405	19	18.58
Other	54	—	2.34	54	1	2.26
Total securities	48,093	290	2.42	45,968	285	2.47
Other earning assets	3,123	15	1.91	2,924	11	1.42
Loans and leases:
Commercial:
Commercial and industrial	58,478	539	3.65	58,211	531	3.63
CRE	20,998	229	4.33	20,776	229	4.37
Lease financing	1,851	13	2.82	1,732	12	2.71
Retail:
Residential mortgage	28,559	286	4.00	28,924	292	4.04
Direct	11,901	143	4.78	11,960	143	4.73
Indirect	17,426	309	7.05	17,678	310	6.95
Revolving credit	2,759	62	9.01	2,668	60	8.92
PCI	689	36	20.69	742	32	17.15
Total loans and leases held for investment	142,661	1,617	4.51	142,691	1,609	4.48
Loans held for sale	1,428	14	3.67	1,490	13	3.70
Total loans and leases	144,089	1,631	4.50	144,181	1,622	4.47
Total earning assets	195,305	1,936	3.95	193,073	1,918	3.95
Nonearning assets	27,220			27,659
Total assets	$222,525			$220,732
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$26,746	22	0.32	$27,000	20	0.29
Money market and savings	61,693	57	0.37	61,450	49	0.32
Time deposits	13,744	21	0.57	13,794	17	0.51
Foreign office deposits - interest-bearing	1,488	4	1.18	1,681	5	1.14
Total interest-bearing deposits	103,671	104	0.40	103,925	91	0.35
Short-term borrowings	6,342	19	1.13	5,983	15	1.03
Long-term debt	22,639	131	2.36	21,459	124	2.29
Total interest-bearing liabilities	132,652	254	0.77	131,367	230	0.70
Noninterest-bearing deposits	54,288			53,489
Accounts payable and other liabilities	5,732			5,928
Shareholders' equity	29,853			29,948
Total liabilities and shareholders' equity	$222,525			$220,732
Average interest-rate spread			3.18			3.25

Net interest income/ net interest margin		$1,682	3.43%		$1,688	3.48%
Taxable-equivalent adjustment		$38			$41
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Excludes trading securities.

Average Balances and Rates - Quarters
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	June 30, 2017			March 31, 2017			December 31, 2016
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$4,761	$21	1.73%	$4,730	$20	1.72%	$3,744	$15	1.62%
U.S. government-sponsored entities (GSE)	2,386	14	2.22	2,386	13	2.22	2,378	13	2.23
Mortgage-backed securities issued by GSE	35,911	198	2.21	34,909	189	2.16	35,954	185	2.06
States and political subdivisions	1,879	25	5.29	2,091	27	5.13	2,269	29	5.01
Non-agency mortgage-backed	416	25	24.16	432	20	18.85	474	(3)	(3.06)
Other	57	—	2.22	59	—	1.89	62	(1)	2.31
Total securities	45,410	283	2.49	44,607	269	2.42	44,881	238	2.13
Other earning assets	3,649	11	1.36	4,259	16	1.49	3,124	10	1.21
Loans and leases:
Commercial:
Commercial and industrial	58,150	518	3.57	57,125	492	3.49	57,226	484	3.37
CRE	20,304	196	3.87	19,892	183	3.74	19,830	181	3.64
Lease financing	1,664	12	2.91	1,653	12	2.84	1,570	11	2.86
Retail:
Residential mortgage	29,392	295	4.01	29,701	297	4.01	30,044	299	3.97
Direct	12,000	135	4.55	12,014	129	4.33	12,046	128	4.22
Indirect	18,127	309	6.83	18,137	302	6.76	18,041	311	6.85
Revolving credit	2,612	57	8.78	2,607	57	8.79	2,608	57	8.71
PCI	825	37	17.94	883	43	19.72	974	49	20.07
Total loans and leases held for investment	143,074	1,559	4.37	142,012	1,515	4.31	142,339	1,520	4.25
Loans held for sale	1,253	11	3.65	1,686	15	3.49	2,230	18	3.12
Total loans and leases	144,327	1,570	4.36	143,698	1,530	4.30	144,569	1,538	4.24
Total earning assets	193,386	1,864	3.87	192,564	1,815	3.80	192,574	1,786	3.70
Nonearning assets	27,632			27,397			27,591
Total assets	$221,018			$219,961			$220,165
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$28,849	15	0.22	$29,578	13	0.18	$28,634	10	0.14
Money market and savings	64,294	47	0.29	64,857	37	0.23	63,884	31	0.20
Time deposits	14,088	17	0.48	14,924	17	0.48	15,693	19	0.48
Foreign office deposits - interest-bearing	459	1	1.03	929	2	0.67	486	1	0.38
Total interest-bearing deposits	107,690	80	0.30	110,288	69	0.26	108,697	61	0.22
Short-term borrowings	2,748	5	0.70	2,105	2	0.43	2,373	2	0.34
Long-term debt	21,767	104	1.91	20,757	95	1.83	21,563	117	2.16
Total interest-bearing liabilities	132,205	189	0.57	133,150	166	0.50	132,633	180	0.54
Noninterest-bearing deposits	52,573			51,095			51,421
Accounts payable and other liabilities	5,938			5,813			6,057
Shareholders' equity	30,302			29,903			30,054
Total liabilities and shareholders' equity	$221,018			$219,961			$220,165
Average interest-rate spread			3.30			3.30			3.16

Net interest income/ net interest margin		$1,675	3.47%		$1,649	3.46%		$1,606	3.32%
Taxable-equivalent adjustment		$40			$40			$41
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Excludes trading securities.

Average Balances and Rates - Year-To-Date
BB&T Corporation
(Dollars in millions)
	Year-to-Date
	December 31, 2017			December 31, 2016
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$4,179	$72	1.71%	$3,061	$51	1.67%
U.S. government-sponsored entities (GSE)	2,385	53	2.22	3,601	77	2.13
Mortgage-backed securities issued by GSE	37,250	841	2.26	36,658	750	2.05
States and political subdivisions	1,748	83	4.77	2,361	123	5.20
Non-agency mortgage-backed	411	77	18.80	534	78	14.56
Other	56	1	2.17	64	—	1.87
Total securities	46,029	1,127	2.45	46,279	1,079	2.33
Other earning assets	3,484	53	1.53	3,202	53	1.64
Loans and leases:
Commercial:
Commercial and industrial	57,994	2,080	3.59	56,227	1,914	3.40
CRE	20,497	837	4.08	19,407	727	3.75
Lease financing	1,726	49	2.82	1,524	45	3.01
Retail:
Residential mortgage	29,140	1,170	4.02	30,184	1,224	4.05
Direct	11,968	550	4.60	11,796	503	4.27
Indirect	17,840	1,230	6.89	17,072	1,186	6.94
Revolving credit	2,662	236	8.88	2,521	221	8.77
PCI	784	148	18.86	1,063	208	19.55
Total loans and leases held for investment	142,611	6,300	4.42	139,794	6,028	4.31
Loans held for sale	1,464	53	3.62	1,965	66	3.34
Total loans and leases	144,075	6,353	4.41	141,759	6,094	4.30
Total earning assets	193,588	7,533	3.89	191,240	7,226	3.78
Nonearning assets	27,477			27,705
Total assets	$221,065			$218,945
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$28,033	70	0.25	$27,595	39	0.14
Money market and savings	63,061	190	0.30	62,966	123	0.20
Time deposits	14,133	72	0.51	16,619	85	0.51
Foreign office deposits - interest-bearing	1,142	12	1.05	1,034	4	0.38
Total interest-bearing deposits	106,369	344	0.32	108,214	251	0.23
Short-term borrowings	4,311	41	0.94	2,554	9	0.35
Long-term debt	21,660	454	2.10	22,791	485	2.13
Total interest-bearing liabilities	132,340	839	0.63	133,559	745	0.56
Noninterest-bearing deposits	52,872			49,255
Accounts payable and other liabilities	5,852			6,776
Shareholders' equity	30,001			29,355
Total liabilities and shareholders' equity	$221,065			$218,945
Average interest-rate spread			3.26			3.22

Net interest income/ net interest margin		$6,694	3.46%		$6,481	3.39%
Taxable-equivalent adjustment		$159			$160
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Excludes trading securities.

Credit Quality
BB&T Corporation
(Dollars in millions)
	As of
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2017	2017	2017	2017	2016
Nonperforming Assets (1)
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$259	$288	$300	$355	$369
CRE	45	41	50	60	57
Lease financing	1	2	3	4	4
Retail:
Residential mortgage	129	141	131	172	172
Direct	64	64	65	66	63
Indirect	72	70	63	66	71
Total nonaccrual loans and leases held for investment (1)(2)	570	606	612	723	736
Foreclosed real estate	32	46	48	49	50
Other foreclosed property	25	28	30	29	27
Total nonperforming assets (1)(2)	$627	$680	$690	$801	$813
Performing Troubled Debt Restructurings (TDRs) (3)
Commercial:
Commercial and industrial	$50	$62	$50	$51	$57
CRE	16	22	24	25	25
Retail:
Residential mortgage	605	609	603	771	769
Direct	62	63	63	65	67
Indirect	281	267	244	244	240
Revolving credit	29	29	29	29	29
Total performing TDRs (3)(4)	$1,043	$1,052	$1,013	$1,185	$1,187
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$1	$—	$—	$—	$—
CRE	1	—	—	—	—
Retail:
Residential mortgage (5)	465	409	401	438	522
Direct	6	9	7	7	6
Indirect	6	6	4	5	6
Revolving credit	12	11	10	10	12
PCI	57	70	71	82	90
Total loans 90 days past due and still accruing (5)	$548	$505	$493	$542	$636
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$41	$47	$32	$36	$44
CRE	8	8	3	12	8
Lease financing	4	1	2	1	4
Retail:
Residential mortgage (6)	472	455	393	401	525
Direct	65	55	54	55	60
Indirect	412	358	341	251	377
Revolving credit	23	22	20	20	23
PCI	27	41	29	29	36
Total loans 30-89 days past due (6)	$1,052	$987	$874	$805	$1,077
Excludes loans held for sale.
(1) PCI loans are accounted for using the accretion method.
(2) Sales of nonperforming loans totaled $44 million, $19 million, $75 million, $74 million and $130 million for the quarter ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, respectively.

(3) Excludes TDRs that are nonperforming totaling $189 million, $203 million, $214 million, $218 million and $184 million at December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, respectively. These amounts are included in total nonperforming assets. During the third quarter of 2017, BB&T began including trial modifications, which are primarily residential mortgage loans, in the troubled debt restructurings disclosures. Prior periods have been adjusted to conform to the current presentation.

(4) Sales of performing TDRs, which were primarily residential mortgage loans, totaled $44 million, $49 million, $203 million, $48 million and $36 million for the quarter ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, respectively.

(5) Includes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 90 days or more totaling $66 million, $45 million, $32 million, $29 million and $48 million at December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, respectively.

(6) Includes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 30-89 days totaling $2 million, $2 million, $2 million, $2 million and $3 million at December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, respectively.

Credit Quality
BB&T Corporation
(Dollars in millions)
	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2017	2017	2017	2017	2016
Allowance for Credit Losses
Beginning balance	$1,601	$1,602	$1,599	$1,599	$1,621
Provision for credit losses (excluding PCI loans)	137	128	151	146	133
Provision (benefit) for PCI loans	1	(2)	(16)	2	(4)
Charge-offs:
Commercial:
Commercial and industrial	(23)	(13)	(26)	(33)	(27)
CRE	(2)	(4)	(3)	(1)	(1)
Lease financing	(1)	(2)	(1)	(1)	(1)
Retail:
Residential mortgage	(8)	(7)	(20)	(12)	(10)
Direct	(15)	(16)	(16)	(14)	(16)
Indirect	(104)	(103)	(88)	(107)	(105)
Revolving credit	(19)	(17)	(19)	(21)	(16)
PCI	—	(1)	—	—	(15)
Total charge-offs	(172)	(163)	(173)	(189)	(191)
Recoveries:
Commercial:
Commercial and industrial	12	8	9	7	10
CRE	4	3	3	6	3
Lease financing	1	1	—	—	1
Retail:
Residential mortgage	1	—	1	—	—
Direct	6	6	7	6	6
Indirect	13	14	16	17	15
Revolving credit	5	4	5	5	5
Total recoveries	42	36	41	41	40
Net charge-offs	(130)	(127)	(132)	(148)	(151)
Ending balance	$1,609	$1,601	$1,602	$1,599	$1,599
Allowance for Credit Losses
Allowance for loan and lease losses (excluding PCI loans)	$1,462	$1,451	$1,455	$1,441	$1,445
Allowance for PCI loans	28	27	30	46	44
Reserve for unfunded lending commitments	119	123	117	112	110
Total	$1,609	$1,601	$1,602	$1,599	$1,599

				As of/For the
				Year Ended
				December 31
				2017	2016
Allowance for Credit Losses
Beginning balance				$1,599	$1,550
Provision for credit losses (excluding PCI loans)				562	574
Provision (benefit) for PCI loans				(15)	(2)
Charge-offs:
Commercial:
Commercial and industrial				(95)	(143)
CRE				(10)	(9)
Lease financing				(5)	(6)
Retail:
Residential mortgage				(47)	(40)
Direct				(61)	(53)
Indirect				(402)	(366)
Revolving credit				(76)	(69)
PCI				(1)	(15)
Total charge-offs				(697)	(701)
Recoveries:
Commercial:
Commercial and industrial				36	44
CRE				16	19
Lease financing				2	2
Retail:
Residential mortgage				2	3
Direct				25	26
Indirect				60	55
Revolving credit				19	20
Total recoveries				160	169
Net charge-offs				(537)	(532)
Other				—	9
Ending balance				$1,609	$1,599

Credit Quality
BB&T Corporation
	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2017	2017	2017	2017	2016
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.73%	0.69%	0.61%	0.56%	0.75%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.38	0.35	0.34	0.38	0.44
Nonperforming loans and leases as a percentage of loans and leases	0.40	0.42	0.43	0.51	0.51
Nonperforming assets as a percentage of:
Total assets	0.28	0.31	0.31	0.36	0.37
Loans and leases plus foreclosed property	0.44	0.48	0.48	0.56	0.57
Net charge-offs as a percentage of average loans and leases	0.36	0.35	0.37	0.42	0.42
Allowance for loan and lease losses as a percentage of loans and leases	1.04	1.04	1.03	1.04	1.04
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.89X	2.93X	2.80X	2.49X	2.47X
Nonperforming loans and leases	2.62X	2.44X	2.43X	2.05X	2.03X
Asset Quality Ratios (Excluding Government Guaranteed and PCI)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.05%	0.05%	0.05%	0.06%	0.07%

				As of/For the
				Year Ended
				December 31,
				2017	2016
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.38%	0.38%
Ratio of allowance for loan and lease losses to net charge-offs				2.78X	2.80X
Applicable ratios are annualized. Loans and leases exclude loans held for sale.

Credit Quality
BB&T Corporation
(Dollars in millions)
	As of December 31, 2017
			Past Due 30-89		Past Due 90+
Troubled Debt Restructurings	Current Status		Days		Days		Total
Performing TDRs: (1)
Commercial:
Commercial and industrial	$50	100.0%	$—	—%	$—	—%	$50
CRE	16	100.0	—	—	—	—	16
Retail:
Residential mortgage	315	52.1	111	18.3	179	29.6	605
Direct	58	93.5	4	6.5	—	—	62
Indirect	229	81.5	52	18.5	—	—	281
Revolving credit	24	82.8	4	13.8	1	3.4	29
Total performing TDRs (1)	692	66.3	171	16.4	180	17.3	1,043
Nonperforming TDRs (2)	88	46.6	29	15.3	72	38.1	189
Total TDRs (1)(2)	$780	63.3%	$200	16.2%	$252	20.5%	$1,232

			Quarter Ended
			Dec. 31	Sept. 30	June 30	March 31	Dec. 31
			2017	2017	2017	2017	2016
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial			0.07%	0.04%	0.12%	0.18%	0.11%
CRE			(0.06)	0.03	(0.01)	(0.09)	(0.03)
Lease financing			0.14	0.19	0.22	0.20	0.21
Retail:
Residential mortgage			0.10	0.08	0.28	0.15	0.13
Direct			0.30	0.34	0.27	0.27	0.34
Indirect			2.09	1.98	1.61	2.01	1.99
Revolving credit			2.13	2.00	2.06	2.50	1.80
PCI			—	0.38	—	—	5.83
Total loans and leases			0.36	0.35	0.37	0.42	0.42
Applicable ratios are annualized.
(1) Past due performing TDRs are included in past due disclosures.
(2) Nonperforming TDRs are included in nonaccrual loan disclosures.

Preliminary Capital Information - Five Quarter Trend
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)
	As of / Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2017	2017	2017	2017	2016
Selected Capital Information
Risk-based capital:
Common equity tier 1	$17,806	$17,869	$18,368	$18,063	$18,050
Tier 1	20,857	20,920	21,419	21,115	21,102
Total	24,424	24,582	25,040	24,726	24,872
Risk-weighted assets	177,451	176,024	177,518	175,684	176,138
Average quarterly tangible assets	214,163	212,069	212,394	211,495	211,512
Risk-based capital ratios:
Common equity tier 1	10.0%	10.2%	10.3%	10.3%	10.2%
Tier 1	11.8	11.9	12.1	12.0	12.0
Total	13.8	14.0	14.1	14.1	14.1
Leverage capital ratio	9.7	9.9	10.1	10.0	10.0
Equity as a percentage of total assets	13.4	13.5	13.7	13.6	13.6
Common equity per common share	$34.01	$33.92	$33.73	$33.19	$33.14

Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders' equity	$29,695	$29,853	$30,349	$30,025	$29,926
Less:
Preferred stock	3,053	3,053	3,053	3,053	3,053
Noncontrolling interests	47	43	42	44	45
Intangible assets	10,329	10,363	10,400	10,436	10,492
Tangible common equity	$16,266	$16,394	$16,854	$16,492	$16,336

Outstanding shares at end of period (in thousands)	782,006	788,921	808,093	811,370	809,475

Tangible Common Equity Per Common Share	$20.80	$20.78	$20.86	$20.33	$20.18

(1)
Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. BB&T's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. These measures are not necessarily comparable to similar measures that may be presented by other companies.

Selected Items, Selected Mortgage Banking Information & Additional Information
BB&T Corporation
(Dollars in millions, except per share data)
				Favorable (Unfavorable)
					After-Tax at
Selected Items				Pre-Tax	Marginal Rate
Fourth Quarter 2017
Charitable contribution	Other expense			$(100)	$(63)
One-time bonus	Personnel expense			(36)	(23)
Impact of tax reform (1)	Provision for income taxes			N/A	43

Third Quarter 2017
None				N/A	N/A

Second Quarter 2017
None				N/A	N/A

First Quarter 2017
Income tax benefit on equity-based awards	Provision for income taxes			N/A	35

Fourth Quarter 2016
Mortgage reserve adjustments	Loan-related expense			31	19

Third Quarter 2016
Settlement of FHA-insured loans matters and related recovery	Other expense			73	46
Charitable contribution	Other expense			(50)	(31)

Second Quarter 2016
Income tax adjustment	Provision for income taxes			N/A	13

First Quarter 2016
Energy-related provision in excess of charge-offs	Provision for credit losses			(28)	(17)

	As of / Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Selected Mortgage Banking Information	2017	2017	2017	2017	2016
Mortgage Banking Income
Residential mortgage production revenue	$45	$56	$39	$36	$41
Residential mortgage servicing revenue	65	63	65	68	66
Realization of expected residential MSR cash flows	(35)	(36)	(36)	(34)	(33)
Commercial mortgage production revenue	27	22	23	21	28
Commercial mortgage servicing revenue	9	10	10	10	9
Realization of expected commercial MSR cash flows	(9)	(6)	(8)	(6)	(7)
Mortgage banking income before MSR valuation	102	109	93	95	104
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	15	(5)	(22)	28	204
MSRs hedge gains (losses)	(13)	10	23	(20)	(201)
Net MSRs valuation	2	5	1	8	3
Total mortgage banking income	$104	$114	$94	$103	$107
Other Mortgage Banking Information
Residential mortgage loan originations	$3,970	$3,463	$3,524	$3,993	$5,198
Residential mortgage servicing portfolio (2):
Loans serviced for others	89,124	89,391	90,106	90,855	90,325
Bank-owned loans serviced	29,300	29,345	30,067	30,396	31,314
Total servicing portfolio	118,424	118,736	120,173	121,251	121,639
Weighted-average coupon rate on mortgage loans serviced for others	4.00%	4.00%	4.00%	4.01%	4.03%
Weighted-average servicing fee on mortgage loans serviced for others	0.278	0.278	0.279	0.280	0.281

Additional Information
Derivatives notional amount	$75,172	$71,516	$78,909	$76,208	$75,251
Fair value of derivatives, net	(271)	(203)	(187)	(230)	(181)
Common stock prices:
High	51.11	48.90	46.50	49.88	47.85
Low	44.62	43.03	41.17	42.73	37.40
End of period	49.72	46.94	45.41	44.70	47.02
Banking offices	2,049	2,127	2,188	2,193	2,196
ATMs	2,824	2,899	2,950	3,117	3,126
FTEs	36,484	37,213	37,397	37,406	37,481
(1) Certain amounts related to tax reform are considered reasonable estimates as of December 31, 2017. These amounts could be adjusted during the measurement period ending December 31, 2018.
(2) Amounts reported are unpaid principal balance.

Non-GAAP Reconciliations
BB&T Corporation
(Dollars in millions)
	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
Efficiency Ratio (1)	2017	2017	2017	2017	2016	2017	2016
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$1,855	$1,745	$1,742	$2,102	$1,668	$7,444	$6,721
Amortization of intangibles	(34)	(34)	(36)	(38)	(38)	(142)	(150)
Merger-related and restructuring charges, net	(22)	(47)	(10)	(36)	(13)	(115)	(171)
Gain (loss) on early extinguishment of debt	—	—	—	(392)	—	(392)	1
Charitable contribution	(100)	—	—	—	—	(100)	(50)
One-time bonus	(36)	—	—	—	—	(36)	—
Mortgage reserve adjustments	—	—	—	—	31	—	31
Settlement of FHA-insured loan matters and related recovery	—	—	—	—	—	—	73
Efficiency Ratio Numerator - Adjusted	$1,663	$1,664	$1,696	$1,636	$1,648	$6,659	$6,455

Efficiency Ratio Denominator - Revenue (2) - GAAP	$2,869	$2,813	$2,855	$2,780	$2,727	$11,317	$10,793
Taxable equivalent adjustment	38	41	40	40	41	159	160
Securities (gains) losses, net	1	—	—	—	(1)	1	(46)
Efficiency Ratio Denominator - Adjusted	$2,908	$2,854	$2,895	$2,820	$2,767	$11,477	$10,907

Efficiency Ratio - GAAP	64.7%	62.0%	61.0%	75.6%	61.1%	65.8%	62.3%
Efficiency Ratio - Adjusted	57.2	58.3	58.6	58.0	59.5	58.0	59.2

(1)
The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges and other selected items. BB&T's management uses this measure in their analysis of the Corporation's performance. BB&T's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. These measures are not necessarily comparable to similar measures that may be presented by other companies.

(2)	Revenue is defined as net interest income plus noninterest income.

	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31
Return on Average Tangible Common Shareholders' Equity (1)	2017	2017	2017	2017	2016	2017	2016
Net income available to common shareholders	$614	$597	$631	$378	$592	$2,220	$2,259
Plus: Amortization of intangibles, net of tax	21	22	22	24	24	89	94
Tangible net income available to common shareholders	$635	$619	$653	$402	$616	$2,309	$2,353

Average common shareholders' equity	$26,759	$26,857	$27,208	$26,807	$26,962	$26,907	$26,349
Less: Average intangible assets	10,346	10,382	10,418	10,464	10,508	10,402	10,215
Average tangible common shareholders' equity	$16,413	$16,475	$16,790	$16,343	$16,454	$16,505	$16,134
Return on average tangible common shareholders' equity	15.35%	14.89%	15.60%	9.98%	14.91%	13.99%	14.59%

(1)
Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. BB&T's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. These measures are not necessarily comparable to similar measures that may be presented by other companies.

	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
Diluted EPS (1)	2017	2017	2017	2017	2016	2017	2016
Net income available to common shareholders - GAAP	$614	$597	$631	$378	$592	$2,220	$2,259
Merger-related and restructuring charges	14	29	6	22	8	71	108
Loss on early extinguishment of debt	—	—	—	246	—	246	—
Securities gains (losses), net	—	—	—	—	—	—	(28)
Charitable contribution	63	—	—	—	—	63	31
Impact of tax reform	(43)	—	—	—	—	(43)	—
One-time bonus	23	—	—	—	—	23	—
Excess tax benefit on equity-based awards	—	—	—	(35)	—	(35)	—
Securities duration adjustments and hedge ineffectiveness	—	—	—	—	21	—	21
Mortgage reserve adjustment	—	—	—	—	(19)	—	(19)
Settlement of FHA-insured loans matter and related recovery	—	—	—	—	—	—	(46)
Energy-related provision in excess of charge-offs	—	—	—	—	—	—	17
Income tax adjustment	—	—	—	—	—	—	(13)
Termination of FDIC loss share agreements	—	—	—	—	—	—	11
Net income available to common shareholders - adjusted	$671	$626	$637	$611	$602	$2,545	$2,341

Weighted average shares outstanding - diluted	795,867	806,124	819,389	822,719	821,971	810,977	814,916

Diluted EPS - GAAP	$0.77	$0.74	$0.77	$0.46	$0.72	$2.74	$2.77
Diluted EPS - adjusted	0.84	0.78	0.78	0.74	0.73	3.14	2.87

(1)
The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. BB&T's management uses this measure in their analysis of the Corporation's performance. BB&T's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges.